SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)         August 22, 2000



                             JAWS Technologies, Inc.
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             (Exact name of registrant as specified in its charter)


Delaware                            7371                        98-0167013
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(State or other jurisdiction     (Commission                  (I.R.S. Employer
of incorporation)                File Number)               Identification No.)




          12 Concorde Gate, Suite 900. Toronto, Ontario, Canada M3C 3N6
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code:     (416) 444-9273
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          (Former name or former address, if changed since last report)




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Item 2.  Acquisition or Disposition of Assets.

         On August 22, 2000, JAWS Technologies, Inc., a Delaware Corporation ("JAWS"), entered into a Share Purchase Agreement (the Betach Agreement") with Jaws Acquisition Canada Corp., an Alberta, Canada, corporation and a wholly-owned subsidiary of JAWS ("JACC"), and each of the other parties signatory thereto, pursuant to which JACC issued 1,120,000 JACC exchangeable shares (the "Exchangeable Shares") to the shareholders of both Betach Systems Inc.("BSI) and the shareholders of Betach Advanced Solutions Inc. ("BASI"), in exchange for 100% of the outstanding shares of BSI and BASI. This transaction closed on September 7, 2000. Each Exchangeable Share is exchangeable into one share of common stock of JAWS pursuant to the terms set forth in the relevant transaction documents.

Of the 1,120,000 Exchangeable Shares issued to the BSI and BASI shareholders, holders of 375,335 Exchangeable Shares have certain registration rights set forth in the Betach Agreement. Within 90 days of the closing, JAWS has agreed to include 373,335 shares of JAWS common stock in a registration statement to be filed with the Securities and Exchange Commission to register the resale of such shares of JAWS common stock in accordance with the Securities Act of 1933, as amended. Upon effectiveness of such registration statement, holders of the Exchangeable Shares can exchange such shares for shares of JAWS common stock, and may, subject to certain limitations, effect the resale thereof.

Of the 1,120,000 Exchangeable Shares issued to the BSI and BASI shareholders, JAWS has placed 369,600 Exchangeable Shares in escrow (the "Escrowed Shares"), to be released on the first (1st) anniversary of the closing date subject to certain earn-out provisions. The earn-out provisions require certain revenue targets be achieved for the Escrowed Shares to be released.

Founded in 1998, both BSI and BASI focus their business on medium to large-sized organizations that have a desire to utilize Internet tools to solve their business problems in a secure manner. The success of the Internet has had a positive effect on the creation of specialized development tools, network infrastructure, and security products and services. By automating existing business processes using Internet technologies, organizations can eliminate redundancies, increase productivity and lower the cost of doing business, making the Internet the new critical channel and tool to maintain the competitive edge in business. In addition, BSI and BASI have established a strategic alliance in the wireless security market with Nokia as the first Nokia WAP Development Partner in Western North America.



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ITEM 7.  Financial Statements and Exhibits.

         (a). and (b). The financial statements and pro forma financial information, required as part of this Current Report on Form 8-K will be filed not later than 60 days from September 18, 2000, as an amendment to this report.

         (c) Exhibits

         2.1 Share Purchase Agreement, dated August 22, 2000, among JAWS Technologies, Inc., JAWS Acquisition Canada Corp., the shareholders of Betach Systems Inc., and the shareholders of Betach Advanced Solutions Inc.

         2.2 Support Agreement, dated August 1, 2000 between JAWS Technologies, Inc. and JAWS Acquisition Canada Corp.*

         2.3  Voting and Exchange Trust Agreement, dated August 1, 2000, between
              JAWS  Technologies,   Inc.,  JAWS  Acquisition  Canada  Corp.  and
              Montreal Trust Company of Canada.*

         4.1  Form of Warrant  Certificate  made by JAWS  Technologies,  Inc. in
              favor  of  the   shareholders  of  Betach  Systems  Inc.  and  the
              shareholders of Betach Advanced Solutions Inc.

         4.2 List of warrantholders with respect to whom JAWS issued warrants pursuant to the Form of Warrant Certificate set forth in Exhibit 4.1: Randy Walinga, Stephanie Muzyka, Lawrence Gordey and Soon Chong.

         23.1 Consent of Ernest & Young LLP (BSI and BASI)*

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* Incorporated  by reference to JAWS' current report on Form 8-K, filed with the
Securities and Exchange Commission on September 11, 2000.

** To be filed by amendment.


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                                   SIGNATURES

         Pursuant to the requirements set forth in the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 18, 2000                  JAWS TECHNOLOGIES, INC.

                                           By:  /s/ Riaz Mamdani
                                                -------------------------------
                                                Name:  Riaz Mamdani
                                                Title: Chief Financial Officer



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                                 EXHIBIT INDEX


         2.1 Share Purchase Agreement, dated August 22, 2000, among JAWS Technologies, Inc., JAWS Acquisition Canada Corp., the shareholders of Betach Systems Inc., and the shareholders of Betach Advanced Solutions Inc.

         2.2 Support Agreement, dated August 1, 2000 between JAWS Technologies, Inc. and JAWS Acquisition Canada Corp.*

         2.3  Voting and Exchange Trust Agreement, dated August 1, 2000, between
              JAWS  Technologies,   Inc.,  JAWS  Acquisition  Canada  Corp.  and
              Montreal Trust Company of Canada.*

         4.1  Form of Warrant  Certificate  made by JAWS  Technologies,  Inc. in
              favor  of  the   shareholders  of  Betach  Systems  Inc.  and  the
              shareholders of Betach Advanced Solutions Inc.

         4.2 List of warrantholders with respect to whom JAWS issued warrants pursuant to the Form of Warrant Certificate set forth in Exhibit 4.1: Randy Walinga, Stephanie Muzyka, Lawrence Gordey and Soon Chong.

         23.1 Consent of Ernest & Young LLP (BSI and BASI)**

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* Incorporated  by reference to JAWS' current report on Form 8-K, filed with the
Securities and Exchange Commission on September 11, 2000.

** To be filed by amendment.


NY/301202.1